EXHIBIT 32.1

VAPETEK, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Vapetek, Inc. (the Company) on Form 10-K for the period ended December 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Andy Michael Ibrahim, Principal  Executive  Officer of the Company, certify,  pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the  requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Andy Michael Ibrahim and will be retained by Vapetek, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: July 10, 2015

By: /s/ Andy Michael Ibrahim

Andy Michael Ibrahim,

Chief Executive Officer

(Principal Executive Officer)

EXHIBIT 32.2

VAPETEK, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Vapetek, Inc. (the Company) on Form 10-K for the period ended December 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Andy Michael Ibrahim, Principal  Financial  Officer of the Company, certify,  pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the  requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Andy Michael Ibrahim and will be retained by Vapetek, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: July 10, 2015

By: /s/ Andy Michael Ibrahim

Andy Michael Ibrahim,

Chief Financial Officer

(Principal Financial Officer)